Exhibit 10.6

Amendment # 5

to the License and Distribution Agreement by and between Bayer Schering Pharma AG (formerly “Bayer AG, Bayer HealthCare, Division Pharma”) and GW Pharma Limited dated May 20, 2003 — hereinafter referred to as “Distribution Agreement” —

between                                                   Bayer Schering Pharma AG
Muellerstrasse 178
D-13353 Berlin
Germany
- hereinafter referred to as “BAYER” -

and                                                                           GW Pharma Limited
Porton Down Science Park
Salisbury, Wiltshire SP4 0JQ
- hereinafter referred to as “GW” –

WHEREAS, Bayer AG has transferred its Division Pharma to Bayer HealthCare AG following the execution of the Distribution Agreement in 2003;

WHEREAS, Bayer HealthCare AG merged with BAYER effective as of December 30, 2008, with BAYER as the universal successor so that BAYER is the new contracting party to the Distribution Agreement;

WHEREAS, BAYER and GW have entered into the Distribution Agreement by which BAYER was appointed as GW’s exclusive distributor to sell, offer for sale, market, promote and distribute the Products (as defined in the Distribution Agreement) in the Territory (as defined in the Distribution Agreement);

WHEREAS, BAYER and GW intend to amend the Distribution Agreement in respect of the term.

NOW, THEREFORE, the PARTIES agree to the following:

1.                                      Unless otherwise defined in this Amendment # 5 all words written in capital letters shall bear the meaning as defined in the Distribution Agreement.

2.                                      Section 12.1 sentence 1 part 1 of the Distribution Agreement shall be deleted and replaced by the following wording:

“This Agreement shall continue until the expiry of fifteen (15) years from the date on which the Marketing Authorisation is granted for the UK Territory (“Initial Term”), ...”.

3.                                      This Amendment # 5 shall form an integral part of the Distribution Agreement and shall be regarded as incorporated into the Distribution Agreement in every respect. All other terms and conditions of the Distribution Agreement shall remain in force unchanged.

4.                                      This Amendment # 5 shall take effect upon its execution.

5.                                      In all other respects, the terms of the Distribution Agreement shall remain unchanged.

This Amendment # 5 has been made in duplicate and signed by the PARTIES hereto.

Bayer Schering Pharma AG

/s/ Dr. Berthold Hinzen 5/3/2010		/s/ i.v. Klaus Deimel 5/3/2010
Dr. Berthold Hinzen		Klaus Deimel
Head Global Licensing General		Head Business Development Region
Medicine		Europe

GW Pharma Limited

/s/ Justin Gover		/s/ David Kirk
Name:	Justin Gover	Name:	David Kirk
Title:	Managing Director	Title:	Finance Director
Date:	10 March 2010	Date:	10 March 2010